Cowen and Company
Health Care Conference
March 10, 2010
NYSE Amex: PTX

 EXHIBIT 99.1

 The following presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. You should be aware that our actual results could differ materially from those contained in the forward looking statements, which are based on management’s current expectations and are subject to a number of risks and uncertainties, including, but not limited to, our failure to successfully commercialize our product candidates; costs and delays in the development and/or FDA approval of our product candidates, including as a result of the need to conduct additional studies, or the failure to obtain such approval of our product candidates, including as a result of changes in regulatory standards or the regulatory environment with any of our product candidates; our inability to maintain or enter into, and the risks resulting from our dependence upon, collaboration or contractual arrangements necessary for the development, manufacture, commercialization, marketing, sales and distribution of any products, including our inability to protect our patents or proprietary rights and obtain necessary rights to third party patents and intellectual property to operate our business; our inability to operate our business without infringing the patents and proprietary rights of others; general economic conditions; the failure of any products to gain market acceptance; our inability to obtain any additional required financing; technological changes; government regulation; changes in industry practice; and one-time events. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the
 Securities and Exchange Commission. Such documents may be read free of charge on the SEC’s web site at
 www.sec.gov. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

 Note: All product sales data included herein are derived from data published by Wolters Kluwer Health for the 12 months ended December 2009.
 Trademarks referenced herein are the property of their respective owners. ©2010 Pernix Therapeutics, Inc.

Safe Harbor Statement

A Specialty Pharmaceutical Company Focused on Serving the
Pediatric Marketplace with Commercially-Proven Branded Products
• Pernix is defined as swift, nimble, and agile in Latin
• Sudden Change
 – This allows Pernix to take advantage of opportunities that other companies cannot
• Many Members of our Senior Management and Field Sales
 Representatives are Former Collegiate Athletes
 – Hate to lose
 – Understand how to come back from a loss
 – Athletes that excel understand working when you are not asked to, which separates you from the pack
 – Only get rewarded for winning
 – Get cut when they don’t perform

Pernix Philosophy

4

The executive management has experience with Pernix Therapeutics,
Pfizer, Biovail, Cornerstone Therapeutics, DJ Pharma, Amneal
Pharmaceuticals, and Sepracor.
Leaders that have helped build and enjoy building companies.
 Cooper Collins, Chief Executive Officer
 Tracy Clifford, Chief Financial Officer
 Mike Venters, Executive VP - Operations
 Dave Waguespack, VP - Internal Operations
 Beth DeVille, VP - Communications & Training
 Robert Cline , VP - Supply Chain Management
 Shawn Doll, Director - U.S. Sales East
 Brandon Belanger, Director - U.S. Sales West

Pernix Management

5

 We are in a great position to take advantage of new business opportunities.
 ➢ Debt-Free Balance Sheet
 ➢ Self-Financing to date and Strong Cash Position
 Product candidates are evaluated against numerous criteria.
 ➢ High Gross Margins
 ➢ Low Product Development Risk

Pernix Today

Increasing Demand for Brovex, Pediatex, Aldex, Z-Cof and Franchises

Gross and Net Sales
$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
2007
2008
2009

6

Pernix Revenue Growth

Pre-Tax Income
$10,000,000
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
2007
2008
2009

Pernix Revenue is Profitable

PERNIX THERAPEUTICS

Sciele Pharma, Inc. A SHIONOGI COMPANY

ALAVEN PHARMACEUTICAL LLC

MEDICIS The Dermatology Company

Shire

FOREST LABORATORIES, INC.

KING

 Solid Organic Growth supplemented by
 Acquisitions/In-Licensings/Co-Promotions
 • With emphasis on promotion sensitive products for
 the pediatric market to leverage cost of sales force.
 All acquisitions are targeted to be accretive to
 earnings

The Pernix Model

• Cold/Cough Sector-Annual Sales in
 Excess of $2 Billion with 75MM
 Prescriptions Annually
• Currently Very Limited Brand
 Competition in Prescription Sector
 of Anti-Infective & Cold/Cough
 Markets
• Competitors include: Cornerstone,
 Hawthorn, Lupin, Meda, & GSK.
• Prescription Medical Foods are a
 high growth market
Products	Active Categories
Aldex Family	Cold/Cough
Brovex Family	Cold/Cough
Cedax	Antibiotic
Hylatopic	Dermatology
Pediatex Family	Cold/Cough
QuinZyme*	Cardiovascular
ReZyst IM	Gastro-Probiotic
TussiNAC*	Cold/Cough
Z-Cof Family	Cold/Cough
* Partnering Opportunities

Product Portfolio

Pediatex TD
TRx
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
2008-09
2008-10
2008-11
2008-12
2009-01
2009-02
2009-03
2009-04
2009-05
2009-06
2009-07
2009-08
2009-09
2009-10
2009-11
2009-12
Month

Pediatex TD Launch
Pernix’s sales force averaged almost 560 RX’s per rep for the
Pediatex TD product in the 4th month of the launch

PERNIX THERAPEUTICS

35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
TRx
2009-08
2009-09
2009-10
2009-11
2009-12
Month

Brovex Acquisition
 • Pernix acquired the Brovex product line for $450,000 in June 2009 and Launched in August 2009
 • Pernix’s sales force achieved approximately $7,000,000 in sales and averaged over 1600 Rx’s per Rep for this time period

CEDAX© (ceftibuten)
 • Third-generation cephalosporin indicated for Upper and Lower
 Respiratory tract infections
 • Launched by Schering-Plough with first year sales of approximately
 $75,000,000
 • Acquired U.S Rights from Shionogi in 2010
 • Patent Protection(Orange Book)
 • Suspension expires in 2014
 • Capsule - expires in 2013
 • 2009 net sales: ~$6.0 Million

Cedax Acquisition

Cedax Opportunity
CEDAX© (ceftibuten)
 • 2011 Cedax will likely be the only 3rd generation
  patented cephalosporin promoted in pediatrics
 • Antibiotics are promotion sensitive and highly
  prescribed in pediatrics
 • Sales force expansion will be aligned to Cedax
  Targets
 • Life cycle management
 •New strength of the Suspension (TBD)

$100,000,000
$90,000,000
$80,000,000
$70,000,000
$60,000,000
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$0
$14.098
$20.613
$39.323
$61.301
$97.130
1
2
3
4
5

Relaunched Branded Cephalosporin

Five Year Growth

 • Exclusive Patented Natural Cough
 Suppressant
 • As efficacious as Codeine without the side
 effects
 • US cough suppressant market is
 approximately $2 Billion
 • Plan to partner the development, which will
 reduce our risk and is consistent with the
 Pernix business model

Product Development

Pernix Therapeutics Reps

- Interviewing Reps (blue)
- Current Reps (red)
- Co-op Reps (green)

N
AK
HI
WA
OR
CA
NV
ID
MT
WY
UT
CO
AZ
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
MD
DE
NJ
CT
RI
MA
NH
VT
ME

3-3-10

2009 Total Employees: 49
2009 Sales Representatives: 35
2010 Q2 Recruiting Class:10-12
2010 Q3 Recruiting Class: 10-12

Current/Future Sales Force

17

➢ Execution-Oriented Business Model
➢ Highly Productive, Competitive Sales Force
➢ Minimal Product Development Risk
➢ Outsourced Contract Manufacturing & Logistics
➢ Industry Time-To-Market Launch Leader
➢ Lean Corporate Expense Infrastructure
➢ We are not “Waiting to Hear”

Investment Highlights

Cash Generation Focus:
2009 Pre-Tax Income: $9.2 million
Low Cap Ex, High Gross Margin
Model
Debt-Free Balance Sheet
Self-Financing and a Strong Cash
Position
Selected Data:
Symbol: PTX
Exchange: NYSE Amex
Recent Price: $4.00
52 Week Range: $5.74- $1.82
Market Cap: $99,754,328
Shares Outstanding: 24,938,582
Employees:45
Founded:1999
CAGR 32.3% - Total Sales (6 years)
CAGR 40.2% - Pre-Tax Income (6 years)

Corporate Snapshot

Cooper Collins, CEO
Pernix Therapeutics, Inc.
33219 Forest West Drive
Magnolia, TX 77354
Tel:  (800) 793-2145
Email:  tclifford@pernixtx.com
Internet: www.pernixtx.com
NYSE Amex: PTX

Corporate Information